EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND
                   EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND

                         SUPPLEMENT TO PROSPECTUS DATED
                                FEBRUARY 1, 2004




EFFECTIVE OCTOBER 1, 2004, THE TEAM OF INVESTMENT PROFESSIONALS MANAGING THE LARGE-CAP GROWTH PORTFOLIO AND SMALL-CAP PORTFOLIO ARE:

LARGE-CAP GROWTH PORTFOLIO. William R. Hackney, III, Marilyn Robinson Irvin and Paul J. Marshall comprise the team of investment professionals for the Large-Cap Growth Portfolio. Mr. Hackney, Managing Partner of Atlanta Capital and Ms. Irvin, Senior Vice President of Atlanta Capital, have been employed by Atlanta Capital for more than five years. Mr. Marshall has been a Vice President of Atlanta Capital since 2000. Prior to joining Atlanta Capital, he was a portfolio manager with Bank of America Capital Management.

SMALL-CAP PORTFOLIO. William O. Bell, IV, William R. Hackney, III, W. Matthew Hereford and Charles B. Reed comprise the team of investment professionals for the Small-Cap Portfolio. Mr. Bell, Vice President of Atlanta Capital, Mr. Hackney, Managing Partner of Atlanta Capital and Mr. Reed, Vice President of Atlanta Capital, have been employed by Atlanta Capital for more than five years. Mr. Hereford has been a Vice President of Atlanta Capital since December 2002. Prior to joining Atlanta Capital, he was a portfolio manager with INVESCO.





OCTOBER 1, 2004                                                          ATLRIPS